UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — December 18, 2008

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

NUCRYST Pharmaceuticals Corp.
101 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 228-8220
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 18, 2008, NUCRYST Pharmaceuticals Corp. (the “Company”) assigned the employment agreement between the Company and Thomas E. Gardner, its Chairman of the Board, President and Chief Executive Officer, dated August 22, 2007 (the “Employment Agreement”) to NUCRYST Pharmaceuticals Inc. (“NPI”), its wholly-owned subsidiary. The assignment was effective August 22, 2007. The Employment Agreement was previously disclosed as Exhibit 10.29 to the Company’s Current Report on Form 8-K filed August 23, 2007. On December 18, 2008, Mr. Gardner and NPI also entered into an amended and restated employment agreement (the “Amended Employment Agreement”) effective as of August 22, 2007. The Amended Employment Agreement provides for Mr. Gardner’s duties as Chairman of the Board, President and Chief Executive Officer, his compensation, confidentiality and non-competition restrictions, and provisions for termination of employment. Per the terms of the Amended Employment Agreement, Mr. Gardner’s compensation includes a base salary of US$400,000 per year, an annual incentive award providing for a target bonus of 50% of base salary, and a long term incentive award of 500,000 stock options made in 2007. The purpose of the amendment is to bring the Amended Employment Agreement into compliance with Section 409A of the Internal Revenue Code by changing the timing of payments to Mr. Gardner should his service to the Company terminate and to make certain other conforming changes necessitated by the assignment of the Employment Agreement to NPI. The summary of the Amended Employment Agreement contained herein is qualified in its entirety by reference to the full text of the Amended Employment Agreement attached hereto as Exhibit 10.56 and incorporated herein by reference.
     On December 18, 2008, the Company and Mr. Gardner also entered into an Amending Agreement, effective April 10, 2008 (the “Amending Agreement”), amending the Stock Option Award Agreement dated April 10, 2008, which was previously disclosed as Exhibit 10.52 to the Company’s Current Report on Form 8-K filed on April 17, 2008 (the “Award Agreement”). The Award Agreement granted Mr. Gardner an option to purchase 250,000 common shares of the Company pursuant to the Company’s 1998 Equity Incentive Plan, as amended. The purpose of the Amending Agreement is to conform the defined terms and parties under the Award Agreement to the terms of the Amended Employment Agreement. The summary of the Amending Agreement contained herein is qualified in its entirety by reference to the full text of the Amending Agreement attached hereto as Exhibit 10.57 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

10.56	Amended and Restated Employment Agreement between NPI and Thomas E. Gardner dated December 18, 2008.

10.57	Amending Agreement to Stock Option Award Agreement between the Company and Thomas E. Gardner dated December 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/ Carol L. Amelio
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary

Dated: December 24, 2008.